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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                April 7, 2003
                                                                 -------------

The A Consulting Team, Inc.
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(Exact Name of Registrant as Specified in Charter)

New York                                     0-22945             13-3169913
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(State or Other Jurisdiction             (Commission File      (IRS Employer
of Incorporation)                            Number)         Identification No.)

200 Park Avenue South, New York, New York 10003
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(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code             (212) 979-8228
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(Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

         A description of an event affecting the Registrant is set forth in the Registrant's press release dated April 8, 2003 attached hereto as Exhibit Number 99 which is incorporated by reference herein in its entirety.

Item 7.  Exhibits.

                    Exhibits                Description
                    --------                -----------

                    99             Press Release Issued April 8, 2003





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                The A Consulting Team, Inc.
                                                ---------------------------
                                                        Registrant


Date: April 8, 2003


                                                By: /s/ Richard D. Falcone
                                                    --------------------------
                                                    Name:  Richard D. Falcone
                                                    Title: Treasurer and Chief
                                                           Financial Officer



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                                 Exhibit Index

                    Exhibit No.       Description
                    -----------       -----------
                       99             Press Release Issued April 8, 2003